                                    Exhibit B

                      GREATER THAN 5% HOLDERS OF ANY CLASS
                             (as of ___________, 2006)

       NAME AND ADDRESS OF
        BENEFICIAL OWNER                NAME OF FUND                 CLASS          PERCENTAGE OWNERSHIP
        ----------------                ------------                 -----          --------------------

       NAME AND ADDRESS OF
        BENEFICIAL OWNER                NAME OF FUND                 CLASS          PERCENTAGE OWNERSHIP
        ----------------                ------------                 -----          --------------------

       NAME AND ADDRESS OF
        BENEFICIAL OWNER               NAME OF FUND                   CLASS         PERCENTAGE OWNERSHIP
        ----------------               ------------                   -----         --------------------

       NAME AND ADDRESS OF
        BENEFICIAL OWNER                NAME OF FUND                 CLASS          PERCENTAGE OWNERSHIP
        ----------------                ------------                 -----          --------------------

       NAME AND ADDRESS OF
        BENEFICIAL OWNER                NAME OF FUND                 CLASS          PERCENTAGE OWNERSHIP
        ----------------                ------------                 -----          --------------------

       NAME AND ADDRESS OF
        BENEFICIAL OWNER                NAME OF FUND                 CLASS          PERCENTAGE OWNERSHIP
        ----------------                ------------                 -----          --------------------

       NAME AND ADDRESS OF
        BENEFICIAL OWNER                NAME OF FUND                 CLASS          PERCENTAGE OWNERSHIP
        ----------------                ------------                 -----          --------------------

   NAME AND ADDRESS OF
    BENEFICIAL OWNER                     NAME OF FUND                CLASS          PERCENTAGE OWNERSHIP
    ----------------                     ------------                -----          --------------------

  NAME AND ADDRESS OF
   BENEFICIAL OWNER                      NAME OF FUND                CLASS          PERCENTAGE OWNERSHIP
   ----------------                      ------------                -----          --------------------

  NAME AND ADDRESS OF
   BENEFICIAL OWNER                      NAME OF FUND                 CLASS        PERCENTAGE OWNERSHIP
   ----------------                      ------------                 -----        --------------------

  NAME AND ADDRESS OF
   BENEFICIAL OWNER                     NAME OF FUND                 CLASS        PERCENTAGE OWNERSHIP
  -------------------                   ------------                 -----        --------------------

   NAME AND ADDRESS OF
    BENEFICIAL OWNER                    NAME OF FUND                 CLASS        PERCENTAGE OWNERSHIP
   -------------------                  ------------                 -----        --------------------

  NAME AND ADDRESS OF
   BENEFICIAL OWNER                     NAME OF FUND                 CLASS        PERCENTAGE OWNERSHIP
  -------------------                   ------------                 -----        --------------------

  NAME AND ADDRESS OF
   BENEFICIAL OWNER                     NAME OF FUND                 CLASS        PERCENTAGE OWNERSHIP
  -------------------                   ------------                 -----        --------------------

 NAME AND ADDRESS OF
  BENEFICIAL OWNER                      NAME OF FUND                 CLASS        PERCENTAGE OWNERSHIP
 -------------------                    ------------                 -----        --------------------